UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 15, 2019

JIN WAN HONG INTERNATIONAL HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Nevada	333-197724	30-0809134
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Room 1101, Block E, Guang Hua Yuan, 2031 Bin He Nan Road

FuTian District, Shenzhen City, China

 (Address of principal executive offices)(Zip Code)

+ 86 189-4831-9148

(Registrant's telephone number)

______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which statements involve substantial risks and uncertainties. In some cases, it is possible to identify forward-looking statements because they contain words such as “anticipates,” believes,” “contemplates,” “continue,” “could,” “estimates,” “expects,” “future,” “intends,” “likely,” “may,” “plans,” “potential,” “predicts,” “projects,” “seek,” “should,” “target” or “will,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Many factors could cause our actual operations or results to differ materially from the operations and results anticipated in forward-looking statements. These factors include, but are not limited to:

•	our financial performance, including our history of operating losses;

•	our ability to obtain additional funding to continue our operations;

•	our ability to successfully develop and commercialize our products;

•	changes in the regulatory environments of the United States and other countries in which we intend to operate;

•	our ability to attract and retain key management and marketing personnel;

•	competition from new market entrants;

•	our ability to identify and pursue development of additional products; and

•	the other factors contained in the section entitled “Risk Factors” contained in this Current Report on Form 8-K.

We have based the forward-looking statements contained in this Current Report on Form 8-K primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, results of operations and prospects. The outcome of the events described in these forward-looking statements are subject to risks, uncertainties, assumptions, and other factors including those described in the section of this Current Report on Form 8-K entitled “Risk Factors.” Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements used herein.

You should not rely on forward-looking statements as predictions of future events. Except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements.

The forward-looking statements in this Report represent our views as of the date of this Report. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should therefore not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this Report.

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EXPLANATORY NOTE

We were incorporated as Jin Wan Hong International Holding Limited (formerly Karnet Capital Corp.) in the State of Nevada on January 31, 2014 (the “Company” or “We”). Prior to the closing of the transactions contemplated (the “Exchange”) in the Share Exchange Agreement (as defined below), we were a “shell company” (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended).

On March 6, 2019 the Company entered into a share exchange agreement (the “Share Exchange Agreement”) with Jin Wan Hong (BVI) International Holdings Limited, a company incorporated in the British Virgin Islands (“Jin Wan (BVI)”, which is the holding company for Shenzhen Qianhai Jin Wan Hong Industrial Co., Ltd. (“Jin Wan Hong Industrial”)).

Pursuant to the Share Exchange Agreement the Company agreed to issue an aggregate of 67,000,000 shares of its common stock (with standard restrictive legend) to the shareholders of Jin Wan (BVI) in exchange for 100% of the issued and outstanding equity of Jin Wan (BVI) (as more fully set forth in the Share Exchange Agreement).

On July 15, 2019 we closed the transactions set forth in the Share Exchange Agreement, issued an aggregate of 67,000,000 shares of common stock and Jin Wan (BVI) became a 100% wholly-owned subsidiary of the Company.

As a result of the exchange, we acquired the business of Jin Wan (BVI) (and its subsidiary Jin Wan Hong Industrial) and will continue the existing business operations of Jin Wan (BVI) (and its subsidiaries) as a publicly-traded company under the current name of the Company, Jin Wan Hong International Holdings Limited.

In accordance with “reverse merger” or “reverse acquisition” accounting treatment, our historical financial statements as of period ends, and for periods ended, prior to the Exchange will be replaced with the historical financial statements of Jin Wan Hong Industrial, prior to the Exchange, and in all future filings with the SEC, as Jin Wan (BVI), Jin Wan Hong (HK), Shenzhen Qianhai, and Century Wanhong (all as defined below) are holding companies with no operating activities prior to the Exchange.

As used in this Report henceforward, unless otherwise stated or the context clearly indicates otherwise, the terms the “Company,” the “Registrant,” “we,” “us” and “our” refer to Jin Wan Hong Industrial after giving effect to the Exchange.

This Report contains summaries of the material terms of various agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and are qualified in their entirety by, reference to these agreements, which are filed as exhibits hereto and incorporated herein by reference.

This Report is being filed in connection with a series of transactions consummated by us and certain related events and actions taken by us.

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This Report responds to the following Items in Form 8-K:

Prior to the Exchange, we were a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, or the Exchange Act). As a result of the Exchange, we have ceased to be a “shell company”. The information contained in this Report, together with the information contained in our Annual Report on Form 10-K for the fiscal year ended May 31, 2018, and our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as filed with the SEC, and as disclosed below in the Section “SUBSEQUENT 8-K; FORM 10 INFORMATION” will constitute the current “Form 10 information” necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act of 1933, as amended, or the Securities Act.

Although this Current Report on Form 8-K includes the audited financial statements and accompanying footnotes and the related Management’s Discussion and Analysis of Financial Condition and Result of Operations (“MD&A”) of Jin Wan Hong Industrial for the two years ended June 30, 2017 and June 30, 2018, due to unanticipated and unintended delays this Super 8-K does not include the financial statements and footnotes thereto and related MD&A disclosure of Jin Wan Hong Industrial for the year ending June 30, 2019. We are however, working diligently to finalize such items and intend to as soon as reasonably possible file the same with the SEC in an amendment to this Current Report on Form 8-K.

Because the Company, prior to the Exchange was a “shell company”, the information included in the Company’s financial statements filed with the SEC in quarterly and annual reports of the Company prior to the Exchange was in our determination non-material, and as a result we have not included any pro-forma financial information of the Company in this Current Report on Form 8-K.

SUBSEQUENT 8-K; FORM 10 INFORMATION

This Current Report on Form 8-K was filed by the Company to inform the public that the Exchange had been consummated and to provide certain other information. Because prior to the Exchange, the Company was a “shell company” (as defined in Rule 405 of the 1933 Act), the Company is required to file a Current Report on Form 8-K containing such information that it would be required to disclose if it were a registrant filing a general form for registration of securities on Form 10 under the 1934 Act (a “Super 8-K”). Although this Current Report, however, does not include all information that is required to be included in a Super 8-K, the Company intends to file with the SEC an amended Super 8-K once the financial statements referenced above are completed.

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General

We are a Nevada holding company that uses our subsidiaries’ and variable interest entities’ vertically- and horizontally-integrated packaging, distribution and sales channels of teas and other tea related products. Our products are mainly sold domestically in China. We are planning to expand our business to the international market. Our products cover several categories: pre-packaged tea products, compacted tea products, tea flower powder, and other tea products. We also work with several research entities to develop tea related biotech products

Item 1.01. Entry into a Material Definitive Agreement.

On March 6, 2019 the Company entered into the Share Exchange Agreement with Jin Wan (BVI), the holding company for Jin Wan Hong Industrial whereby upon consummation of the transactions contemplated by the Share Exchange Agreement, Jin Wan (BVI) will become a 100% wholly-owned subsidiary of the Company.

For a description of the Exchange and the material agreements entered into in connection with the Exchange, please see the disclosures set forth in Item 2.01 of this Current Report on Form 8-K, which disclosures are incorporated into this Item 1.01 by reference. Item 2.01 of this Current Report on Form 8-K contains only a brief description of the material terms of the Share Exchange Agreement, and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such description is qualified in their entirety by reference to the Share Exchange Agreement which was filed as an exhibit to our Form 8-K filed with the SEC on March 14, 2019.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The Exchange and Related Transactions

Share Exchange Agreement

Pursuant to the Exchange, we acquired the business of Jin Wan Hong Industrial. See “Business” below. At the effective time of the Exchange the outstanding shares of Jin Wan (BVI) immediately prior to the closing were converted into 67,000,000 shares of our Common Stock.

The Exchange was treated as a recapitalization and reverse acquisition for our company for financial reporting purposes. The Company is considered the acquirer for legal purpose and Jin Wan (BVI) is considered the acquirer for accounting purposes, and our historical financial statements before the Exchange will be replaced with the historical financial statements of Jin Wan (BVI) in future filings with the SEC. The Exchange is intended to be treated as a tax-free reorganization under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended.

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The issuance of shares of our Common Stock to holders of Jin Wan (BVI)’s capital stock in connection with the Exchange was not registered under the Securities Act, in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act, which exempts transactions by an issuer not involving any public offering, and Regulation D promulgated by the Securities and Exchange Commission, or the SEC, under that section. These securities may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirement and are subject to further contractual restrictions on transfer as described below.

All descriptions of the Share Exchange Agreement herein are qualified in their entirety by reference to the text thereof filed as an exhibit hereto, which is incorporated herein by reference.

Accounting Treatment

The Exchange is being treated as a reverse acquisition of the Company, a public shell company, for financial accounting and reporting purposes. As such, Jin Wan (BVI) is treated as the acquirer for accounting and financial reporting purposes while the Company is treated as the acquired entity for accounting and financial reporting purposes. Further, as a result, the historical financial statements that will be reflected in the Company’s future financial statements filed with the SEC will be those of Jin Wan (BVI), and the Company’s assets, liabilities and results of operations will be consolidated with the assets, liabilities and results of operations of Jin Wan (BVI).

Smaller Reporting Company

Following the consummation of the Exchange, the Company will continue to be a “smaller reporting company,” as defined in Regulation S-K promulgated under the Exchange Act.

BUSINESS

Overview

As a result of the closing of the Exchange, the Company obtained 100% of the outstanding shares of Jin Wan (BVI), which is the holding company for Jin Wan Hong (HK) International Holdings Limited, a Hong Kong corporation (“Jin Wan Hong (HK)”). Jin Wan Hong (HK) owns 100% of the shares of a People’s Republic of China (the “PRC”) registered wholly owned foreign entity (WOFE), Shenzhen Qianhai Jinwanhong Holdings Ltd. (“Shenzhen Qianhai”). Through a series of contractual agreements (as more fully set forth below), Shenzhen Qianhai controls Century Wanhong (Shenzhen) Holdings Ltd. (“Century Wanhong”) and Shenzhen Qianhai Jin Wan Hong Industrial Co. Ltd. (“Jin Wan Hong Industrial”).

Jin Wan (BVI) was formed in the British Virgin Islands in April 2017 for the purposes of accomplishing the Exchange and the structure set forth herein. Prior to the closing of the Exchange, the shares of Jin Wan (BVI) were owned by Tea Mountain Investment (BVI) Co. Ltd. (50%, “Tea Mountain”), Jin Wan Hong (Cayman) International Holdings Ltd. (45%, “Jin Wan Hong (Cayman)”), and Tea Sea Investment (BVI) Co. Ltd. (5%, “Tea Sea”). Prior to the closing of the Exchange the ownership of each entity was as follows: Tea Mountain 100% owned by Shu Feng Lu (President and Director of the Company), Jin Wan Hong (Cayman) 100% owned by Chong Yu Ho (wife of Shu Feng Lu), and Tea Sea 100% owned by Xiao Yang Zhang.

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Jin Wan Hong (HK) was formed in Hong Kong in May 2017, as an investment holding company and is owned 100% by Jin Wan (BVI).

Shenzhen Qianhai was established as a wholly foreign owned enterprise in August 2017. Shenzhen Qianhai is a management consulting holding company of Century Wanhong. Shenzhen Qianhai is wholly owned by Jin Wan Hong (HK).

Century Wanhong was established in PRC in November 2017 and is owned by Shufeng Lu (95%) and Xiaoyang Zhang (5%). As described below the aforementioned owners entered into an Equity Pledge Contract and Exclusive Option Contract on March 13, 2019 with Shenzhen Qianhai. Century Wanhong is the parent holding company of Jin Wan Hong Industrial.

Jin Wan Hong Industrial was formed under the laws of the People's Republic of China (the "PRC") on December 29, 2015. Jin Wan Hong Industrial is engaged in the packaging, distribution and sale of teas and other tea related products in China.

Contractual Arrangements among Our Wholly-foreign Owned Enterprises, Variable Interest Entities and the Variable Interest Entity Equity Holders

On March 13, 2019, Shenzhen Qianhai, Century Wanhong, and the shareholders of Century Wanhong entered into a series of contractual agreements in order to enable the Company to (1) have power to direct the activities that most significantly affects the economic performance of Century Wanhong, and (2) receive the economic benefits of Century Wanhong that could be significant to Century Wanhong. The Company is fully and exclusively responsible for the management of Century Wanhong, assumes all of risk of losses of Century Wanhong and has the exclusive right to exercise all voting rights and control of Century Wanhong. Therefore, in accordance with ASC 810 "Consolidation", the Company is considered the primary beneficiary of Century Wanhong and has consolidated Century Wanhong’s assets, liabilities, results of operations, and cash flows in its consolidated financial statements. Since both Century Wanhong and Shenzhen Qianhai are controlled by Shufeng Lu, the financial statements of Shenzhen Qianhai will include the results of operation and cash flows of Century Wanhong since its inception. The VIE Agreements are as follows:

1. Exclusive Management Consulting and Service Agreement: Pursuant to the terms of an Exclusive Management Consulting and Service Agreement dated March 13, 2019, between Shenzhen Qianhai, Century Wanhong, Shufeng Lu and Xiaoyang Zhang (the “Service Agreement”), Shenzhen Qianhai is the exclusive management consulting service provider to Century Wanhong. In order to ensure Century Wanhong’s performance of its obligations and responsibilities, the shareholders of Century Wanhong, agreed that without the consent of Shenzhen Qianhai's written consent, Century Wanhong will not (and the shareholders of Century Wanhong, will not itself or cause or procure Century Wanhong to) carry on any major transaction (i.e., the transaction with the amount of a single transaction exceeding RMB 300,000, or the transaction with smaller amount of a single transaction but with the total amount exceeding RMB 100,000 or carry out any activity that has any impact or any adverse effect on Century Wanhong’s assets, liabilities, rights or operations). The Service Agreement remains in effect for as long as Century Wanhong remains in business. In exchange for the services to be rendered, Century Wanhong agreed to pay Shenzhen Qianhai 100% of the Profit. The "Profit" is defined as: Century Wanhong’s net profit after tax. The foregoing is a brief summary of the material terms of the Service Agreement and is qualified in its entirety by the copy of the entire Service Agreement attached hereto as an exhibit.

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2. Powers of Attorney: Pursuant to the terms of two Powers of Attorney dated March 13, 2019, between Shenzhen Qianhai and each of the shareholders of Century Wanhong, the shareholders of Century Wanhong irrevocably appointed Shenzhen Qianhai as their proxy to exercise, on such shareholders’ behalf, all of their voting rights as shareholders pursuant to PRC law. The Powers of Attorney remain in effect until terminated in writing by the shareholder(s). The foregoing is a brief summary of the material terms of the Powers of Attorney and is qualified in its entirety by the copy of the entire Powers of Attorney attached hereto as an exhibit.

3. Exclusive Option Contract: Pursuant to the terms of an Exclusive Option Contract dated March 19, 2019, between Shenzhen Qianhai, Century Wanhong, and the shareholders of Century Wanhong, the shareholders of Century Wanhong granted Shenzhen Qianhai (or its designee) an irrevocable and exclusive purchase option (the “Option”) to acquire Century Wanhong’s equity interests held by the shareholders of Century Wanhong. The foregoing is a brief summary of the material terms of the Exclusive Option Contract and is qualified in its entirety by the copy of the entire Exclusive Option Contract attached hereto as an exhibit.

4. Equity Pledge Contract: Pursuant to the terms of an Equity Pledge Contract dated March 13, 2019, between Shenzhen Qianhai and the shareholders of Century Wanhong, the shareholders of Century Wanhong pledged all of their equity interests in Century Wanhong to Shenzhen Qianhai, including the proceeds thereof, to guarantee all of the debts, obligations, representations, warranties and commitments of the Century Wanhong Company to Shenzhen Qianhai under the Service Agreement. The foregoing is a brief summary of the material terms of the Equity Pledge Contract and is qualified in its entirety by the copy of the entire Equity Pledge Contract attached hereto as an exhibit

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 Corporate Structure

The following chart illustrates our Company’s corporate structure after the effectiveness of the Exchange:

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Business

Jin Wan Hong Industrial is in the business of selling tea and tea related products.  The company’s product lines cover all main stream Chinese tea categories, including black tea, green tea, oolon tea, pu’er tea, white tea, tea pots, tea flower powder, collectible tea (antique tea), and other side products. The product lines are both fresh teas and antique teas.  Most of the plants are from Yunnan and Fujian Provinces, which are the biggest tea planting areas in China. Multiple products have won the “Yunnan Tea Bowl” competition awards.

Jin Wan Hong Industrial has obtained food production license and food business license, the ISO22000 food safety management system certification, and the telecommunication business license of the PRC.

Century Wanhong is a brand owned by Shufeng Lu, and is authorized to be used by Jin Wan Hong Industrial. Selected from the ancient tree tea cyanine of Daxueshan in Mengku, Yunnan Province, it inherits the original technology of pu'er tea. All tea products of the company abide by the essence of the quality ideas of the company, "five cleanliness" - Clean planting, clean picking, clean process, clean storage, and clean brewing.

At this stage, the majority of the sales of Jin Wan Hong Industrial are made through sales agents and representatives. Our agents make orders via our on-line sales platform which is based on the Jindie ERP system that Jin Wan Hong Industrial purchased. Jin Wan Hong Industrial takes orders from individual customers as well. Jin Wan Hong Industrial carefully selected tea-loving partners to promote the new tea ceremony culture. Up to now, nearly 500 partners were authorized as our sales agents and representatives throughout China. At the same time, the company actively develops third-party sales channels to develop the market of tea products.

Jin Wan Hong Industrial operates an on-line sales platform, which is based on the Jindie ERP system that Jin Wan Hong Industrial purchased. It has many functions such as tea sales, tea culture knowledge promotion, customer maintaining and membership scoring system.

Products

The company’s products cover several categories: pre-packaged tea products, compacted tea products, tea powder solid beverages, tea flower powder, and other tea products, all of which passed the single batch Societe Generale de Surveillance (SGS) pesticide residue inspection.

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Pre-packed products include: black tea, oolong tea, white tea, green tea, pu’er tea.

Compacted products include: round shaped, brick shaped, and bowl shaped pu’er compacted tea.

Tea flower powder is made from the natural and pollution-free large-leaved ancient tea tree and tea flower from the alpine tea area, using advanced extraction and refining technology to produce tea flower powder. We have applied the technology and the product for a national patent in China and has passed the preliminary examination of the Chinese State Patent Office. The Patent filing number is 201811516501.X. It can be searched on www.sipo.gov.cn.

Tea-wares include: silver pot, purple sand pot, porcelain pot, tea tasting set, tea tray, water stove, glass kettle, fair cup, tea poker, tea scoop, etc.

Advantages

All of our “Middle and high-end teas” have passed the EU standard SGS for pesticide residue inspection, serving global consumers with the highest global standard.

Our "Tea flower powder" is an important breakthrough in our biotechnology sector. We are developing the extract of the essence of "tea flower" to provide consumers with new tea biotechnology products. In the future, the company plans to focus on promoting "Tea flower powder".

Competitors

In the middle and high-end tea sector, Yunnan "Dayi", Fujian "Bama" and "Small Pot Tea" are the leaders. "Dayi" products mainly focus on middle and high-end Pu'er tea, and the market mainly focuses on traditional wholesale agent channels. "Bama" products are mainly Oolong and Tieguanyin tea products, and the market is mainly engaged in off-line franchise chain channels. "Small pot tea" products mainly focus on delicate packaging, and the market mainly focuses on gift business market.

We plan to expand internationally in the future. Unilever and Teavana of Starbucks are considered to be major competitors, in the event we are able to expand internationally. Unilever is the major provider of bag tea globally. Teavana focuses on franchise stores, retail sales. Teavana’s major products are herbal tea products. Teavana is owned and operating by Starbucks.

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Proprietary Rights and Technology

Jin Wan Hong Industrial has been authorized by Shufeng Lu to use the brand “Centuries Wanhong”, which is owned by Shufeng Lu.

Jin Wan Hong Industrial has applied patent for the production technology of tree flower powder in China and the product itself with the Chinese State Patent Office.

Jin Wan Hong Industrial purchased Jindie ERP system, which improved its efficiency of accounting and logistic work. The on-line sales platform is also based on the ERP system.

Employment

As of the date of this report we have twenty one employees, of whom two are executives, four employees are engaged in product development, engineering and research and development, three employees are engaged in accounting services, five employees are engaged in producing, packing, quality control and logistics, four employees are engaged in sales and marketing, one employee is engaged in administrative and clerical services, and two- employees are engaged in customer service.

None of our employees are represented by labor organizations. We consider our relationship with our employees to be excellent.

Our Corporate Information

The principal offices of Jin Wan Hong Industrial are located at 5th FL Section 1 Building B Qifeng Digi-tech Park Longgang District Shenzhen Guangdong, China. Our telephone number is + 86 755 28213897. Our executive offices are located at Room 1101, Block E, Guang Hua Yuan, 2031 Bin He Nan Road FuTian District, Shenzhen City, China.

Risk Factors

An investment in our common stock involves a high degree of risk. You should carefully consider the risks described below and the other information in this Report before investing in our securities. If any of the following risks occur, our business, operating results, and financial condition could be seriously harmed. The trading price of our common stock, when and if we trade, could decline due to any of these risks, and you may lose all or part of your investment.

Risks Related to Our Business, Operations and Financial Condition

We Have A Limited History Of Profitability And We May Not Achieve Or Sustain Profitability In The Future On A Quarterly Or Annual Basis.

We began operating in 2015; however, due to our extensive development and marketing activities, we have not been profitable. During 2018, we incurred a net loss of $838,722. We may encounter unforeseen difficulties, complications, product delays, or other unknown factors that may require additional expenditures. Because of these potential expenditures, we may not generate sufficient revenues to achieve or sustain profitability in the future.

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We Face Intense Competition, And Many Of Our Competitors Have Substantially Greater Resources Than We Have. Increased Competition From These Competitors May Reduce Our Revenues Or Decrease Our Margins, Either Or Both Of Which Would Reduce Our Profitability And Could Impair Cash Flow.

We operate in a competitive environment that is characterized by price deflation and technological change. We compete with several other domestic companies. Our major competitors are Dayi, Bama, and Small Pot Tea. We will face competition from Unilever and Teavana if we expand our business overseas in the future. Our competitors may have greater market recognition and substantially greater financial, technical, marketing, distribution, purchasing, manufacturing, personnel and other resources than we do. Furthermore, some of our competitors have manufacturing and sales forces that are geographically diversified, allowing them to reduce transportation expenses, tariff costs and currency fluctuations for certain customers in markets where their facilities are located. Other emerging companies or companies in related industries may also increase their participation in the display and display module markets, which would intensify competition in our markets. We might lose some of our current or future business to these competitors or be forced to reduce our margins to retain or acquire that business, which could decrease our revenues or slow our future revenue growth and lead to a decline in profitability.

We Depend On The Market Acceptance Of Our Products, And Significant Slowdown In Demand For Those Products Would Reduce Our Revenues And Our Profits.

Our success depends almost entirely upon the widespread market acceptance of our tea products. Any significant slowdown in the demand for our products would likely reduce our revenues and profits. Therefore, we must identify sectors that have significant growth potential. Our failure to identify potential growth opportunities or manufacture products for those sectors would limit our revenue growth and profitability.

We Do Not Have Sufficient Insurance Coverage.

We do not have insurance to cover potential risks and liabilities, such as property damage. Insurance companies in China offer limited business insurance products. As a result, we may not be able to acquire any insurance for certain types of risks such as business liability or service disruption insurance for our operations in China, and our coverage may not be adequate to compensate for all losses that may occur, particularly with respect to loss of business or operations. We do not maintain business interruption insurance or product liability insurance, nor do we maintain key-man life insurance. This could leave us exposed to potential claims and losses. Any business disruption, litigation, regulatory action, outbreak of epidemic disease or natural disaster could also expose us to substantial costs and diversion of resources. If we incur any loss, our business, financial condition and results of operations could be materially and adversely affected.

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Products We Produce May Contain Design Or Manufacturing Defects, Which Could Result In Reduced Demand For Our Products And End User Claims, Causing Us To Sustain Additional Costs, Loss Of Business Reputation And Legal Liability.

We manufacture and sell tea and tea related products, any of which may contain defects. Any defects in the products we manufacture, whether caused by a design, manufacturing or component failure or error, may result in returns, claims, delayed shipments to customers or reduced or cancelled customer orders. If these defects occur, we will incur additional costs, and if they occur in large quantity or frequently, we may sustain additional costs, loss of business reputation and legal liability.

Our Distributors May Decide To Purchase Products Elsewhere, Design And/Or Manufacture The Products That They Currently Purchase From Us, Which May Reduce Our Revenues And Profits, As We May Not Be Able To Compete Successfully.

Our competitive position could also be adversely affected if one or more of our customers or distributors decide to purchase products elsewhere, or manufacture their own products. We may not be able to compete successfully with these in-house developments by our customers, that would tend to favor other products over ours, even in cases where price and quality may not be comparable.

We May Develop New Products That May Not Gain Market Acceptance, And Our Significant Costs In Designing And Manufacturing For New Products May Not Result In Sufficient Revenue To Offset Those Costs Or To Produce Profits.

We operate in an industry characterized by frequent and rapid changes in consumer demand, the introduction of new products and new design and manufacturing technologies, as well as changing tastes amongst consumers. As a result, we may need to expend funds and commit resources to research and development activities, possibly requiring additional personnel; purchasing new equipment; and continually enhancing design and manufacturing processes and techniques. We may invest in equipment employing new production techniques for existing products and new equipment in support of new technologies that fail to generate adequate returns on the investment due to insufficient productivity, functionality or market acceptance of the products for which the equipment may be used. We could, therefore, incur significant sums in design and manufacturing services for new product solutions that do not result in sufficient revenue to make those investments profitable. Furthermore, customers may change or delay product introductions or terminate existing products without notice for any number of reasons unrelated to us, including lack of market acceptance for a product. Our future operating results will depend significantly on our ability to provide timely design and manufacturing services for new products that compete favorably with design and manufacturing capabilities and third party suppliers.

Our Suppliers May Fail To Meet Our Needs, Causing Us To Experience Delays, Which May Harm Our Relationships With Current Or Prospective Customers And Reduce Sales.

Most of our products are purchased from from third party suppliers. We do not have long term supply contracts with our suppliers. This generally reduces our commitment risk, but also exposes us to supply risk and to price increases that we may not be able to pass to our customers. In our industry, at times, there are occasional material shortages. If we cannot obtain materials on a timely basis, we may experience manufacturing delays, which could harm our relationships with current or prospective customers and reduce sales. Moreover, some suppliers may offer preferential terms to our competitors, who may have greater buying power or leverage in negotiations. That would place us at a competitive disadvantage.

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Our Financial Performance Could Be Harmed If Compliance With New Environmental Regulations Becomes Too Burdensome.

Although we believe that we comply with applicable Chinese government environmental laws, there is no assurance that we will comply consistently, as such laws and regulations or their interpretation and implementation change. Failure to comply with environmental regulation could result in the imposition of fines, suspension or halting of production or closure of manufacturing operations.

We May Not Be Able To Secure Financing Needed For Future Operating Needs On Acceptable Terms, Or On Any Terms At All.

From time to time, we may seek additional equity or debt financing to provide the capital required to maintain or expand our design and production facilities and equipment and/or working capital, as well as to repay outstanding loans if cash flow from operations is insufficient to do so. We cannot predict with certainty the timing or amount of any such capital requirements. If such financing is not available on satisfactory terms, we may be unable to expand our business or to develop new business at the rate desired.

Failure To Manage Growth Effectively Could Result In Inefficiencies That Could Increase Our Costs, Reducing Our Profitability.

Our ability to manage our planned growth effectively will require us to:

☐	Enhance quality control, operation, financial and management systems;
☐	Expand facilities and equipment; and
☐	Successfully hire, train and motivate additional employees, including the technical personnel necessary to operate our production facilities.

An expansion and diversification of our product range, and sales will result in increases in our overhead and selling expenses. We may also be required to increase staffing and other expenses as well as expenditures on equipment and property to meet the anticipated demand of our customers. Any increase in expenditures in anticipation of future orders that do not materialize would adversely affect our profitability. Customers also may require rapid increases in design and production services that place an excessive short-term burden on our resources and reduce our profitability.

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We May Not Be Able To Retain, Recruit And Train Adequate Management And Production Personnel. We Rely Heavily On Those Personnel To Help Develop And Execute Our Business Plans And Strategies, And If We Lose Such Personnel, It Would Reduce Our Ability To Operate Effectively.

Our success is dependent, to a large extent, on our ability to retain the services of our executive management, who have contributed to our growth and expansion to date. Our founder, President, and Chairman Mr. Shufeng Lu (“Mr. Lu”) plays a critical role in our operations and the development of our new products. Accordingly, the loss of his services without suitable replacements would harm on our business generally, operating results, and prospects.

In addition, our continued operations are dependent upon our ability to identify and recruit adequate management and production personnel in China. We require trained graduates of varying levels and experience and a flexible work force of semi-skilled operators. Many of our current employees come from the more remote regions of China as they are attracted by the wage differential and prospects afforded by the provinces in which we operate. With the current economic growth in China, competition for qualified personnel is substantial, and there can be no guarantee that a favorable employment climate will continue and that wage rates we must offer to attract qualified personnel will enable us to remain competitive internationally. Inability to attract such personnel may or the increased cost of doing so could reduce our competitive advantage relative to other agricultural or consumer products producers, reducing or eliminating our growth in revenues and profits.

Risks Related to Our Common Stock

There is currently a limited public trading market for our common stock and one may never develop. We voluntarily file reports with the SEC.

There currently is a limited trading market for our shares of common stock, and no assurances can be given that any public market will develop in the foreseeable future, or even if it does, that an active trading market will develop or be sustained. As a result, our investors may have limited or no ability to liquidate their investments.

Our common stock is quoted Over-the-Counter on the OTC Pink Open Market. The OTC Pink Open Market is a significantly more limited market than established trading markets such as the New York Stock Exchange or NASDAQ. The quotation of our shares on the OTC Pink Open Market may result in a less liquid market available for existing and potential shareholders to trade shares of our common stock, could depress the trading price of our common stock and could have a long-term adverse impact on our ability to raise capital in the future.

Because we were a “shell company,” Rule 144 is unavailable until one year has elapsed from the date that we have filed “Form 10 information” with the SEC, including current financial statements.

Rule 144 provides, as indicated above, that sales of securities of a former shell company may only be made once the applicable waiting period has terminated and only if appropriate current information is available by the company and that it has filed all relevant periodic reports that it is required to file. Rule 144 will be unavailable to holders of restricted securities until one year has elapsed from the date that we filed “Form 10 information” (as defined in Rule 144) with the SEC along with audited financial statements. Since, as indicated above, we have not included unaudited financial statements for the three quarters since our financials for the year ended June 30, 2019, Rule 144 will not be available and holders of shares of our common stock that are deemed “restricted securities” under the Securities Act will not be able to sell such shares under Rule 144 until the date one (1) year from the date we file an amendment to this Current Report on Form 8-K which includes such unaudited financial statements. Once we become current, no assurance can be made that the Company will be able to remain current with its reports.

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The market price of our common stock may be highly volatile and such volatility could cause you to lose some or all of your investment.

The market price of our common stock may fluctuate significantly in response to numerous factors, some of which are beyond our control, such as:

•	the announcement of new products or product enhancements by us or our competitors;

•	changes in legal, regulatory, and enforcement frameworks impacting our products;

•	variations in our results of operations;

•	fluctuations in earnings estimates or recommendations by securities analysts, if our common stock is covered by analysts;

•	the results of product liability lawsuits;

•	future issuances of common stock or other securities;

•	the addition or departure of key personnel;

•	announcements by us or our competitors of acquisitions, investments or strategic alliances; and

•	general market conditions and other factors, including factors unrelated to our operating performance.

Further, the general stock market has recently experienced price and volume fluctuations. The volatility of our common stock could be further exacerbated due to low trading volume. Continued market fluctuations could result in extreme volatility in the price of our common stock, which could cause a decline in the value of our common stock and the loss of some or all of our investors’ investment. Sales of shares of our common stock could also depress the then price of our shares.

Because our common stock may be a “penny stock,” it may be more difficult for investors to sell shares of our common stock, and the market price of our common stock may be adversely affected.

Our common stock may be a “penny stock” if, among other things, the stock price is below $5.00 per share, it is not listed on a national securities exchange, or it has not met certain net tangible asset or average revenue requirements. Broker-dealers who sell penny stocks must provide purchasers of these stocks with a standardized risk-disclosure document prepared by the SEC. This risk-disclosure document provides information about penny stocks and the nature and level of risks involved in investing in the penny-stock market. A broker must also give a purchaser, orally or in writing, bid and offer quotations and information regarding broker and salesperson compensation, make a written determination that the penny stock is a suitable investment for the purchaser and obtain the purchaser’s written agreement to the purchase. Broker-dealers must also provide customers that hold penny stock in their accounts with such broker-dealer a monthly statement containing price and market information relating to the penny stock. If a penny stock is sold to an investor in violation of the penny stock rules, the investor may be able to cancel its purchase and get their money back.

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If applicable, the penny stock rules may make it difficult for stockholders to sell their shares of our common stock. Because of the rules and restrictions applicable to a penny stock, there is less trading in penny stocks and the market price of our common stock may be adversely affected. Also, many brokers choose not to participate in penny stock transactions. Accordingly, stockholders may not always be able to resell their shares of our common stock publicly at times and prices that they feel are appropriate.

Because we became public by means of a reverse merger, we may not be able to attract the attention of brokerage firms.

Additional risks may exist because we became public through a “reverse merger.” Securities analysts of brokerage firms may not provide coverage of our company since there is little incentive for brokerage firms to recommend the purchase of our common stock. No assurance can be given that brokerage firms will want to conduct secondary offerings on our behalf in the future.

Our investors’ ownership in the Company may be diluted in the future.

In the future, we may issue additional authorized but previously unissued equity securities, resulting in the dilution of ownership interests of our present stockholders. We may issue a substantial number of shares of common stock or other securities convertible into or exercisable for common stock in connection with capital raising activity, hiring or retaining employees, future acquisitions, raising additional capital in the future to fund our operations, and other business purposes. We expect to authorize in the future a substantial number of shares of our common stock for issuance under a stock option or similar plan, and may issue equity awards to management, employees and other eligible persons. Additional shares of common stock issued by us in the future will dilute an investor’s investment in the Company. In addition, we may seek stockholder approval to increase the amount of the Company’s authorized stock, which would create the potential for further dilution of current investors.

Directors, executive officers, principal stockholders and affiliated entities own a significant percentage of our capital stock, and they may make decisions that our stockholders do not consider to be in their best interests.

As of the date of this Current Report, our directors, executive officers, principal stockholders and affiliated entities may be deemed to beneficially own, in the aggregate, approximately 53.5% (not including an additional 40.1% held by the wife of our President and Board Member as more fully described in below under “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT”). of our outstanding voting securities as of the date hereof. As a result, if some or all of such parties acted together, they would have the ability to exert substantial influence over the election of our board of directors and the outcome of issues requiring approval by our stockholders. This concentration of ownership may also have the effect of delaying or preventing a change in control of the Company that may be favored by other stockholders. This could prevent transactions in which stockholders might otherwise recover a premium for their shares over current market prices. This concentration of ownership and influence in management and board decision-making could also harm the price of our capital stock by, among other things, discouraging a potential acquirer from seeking to acquire shares of our capital stock (whether by making a tender offer or otherwise) or otherwise attempting to obtain control of our Company.

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Our board of directors has significant control over the Company. We have no committees comprised of independent directors.

We currently only have one (1) director, Mr. Lu. At such time as we obtain director and officer liability insurance we may appoint additional directors. Because Mr. Lu is our sole director, he has significant control over all corporate issues. In addition, Mr. Lu is our President. We have no board committees comprised of independent members, and we do not have an audit or compensation committee comprised of independent directors.

If we fail to maintain an effective system of internal controls, we may not be able to accurately report our financial results or detect fraud. Consequently, investors could lose confidence in our financial reporting and this may decrease the trading price of our stock.

We must maintain effective internal controls to provide reliable financial reports and to detect and prevent fraud. If we cannot provide reliable financial reports or prevent fraud, we may not be able to manage our business as effectively as would be possible with an effective control system in place. We have not performed an in-depth analysis to determine if historical undiscovered failures of internal controls exist, and may in the future discover areas of our internal control that need improvement.

We continue to assess our internal controls to identify areas that need improvement. We are in the process of implementing changes to internal controls, but have not yet completely implemented these changes. Failure to implement these changes to our internal controls or any others that we identify as necessary to maintain an effective system of internal controls could harm our operating results and cause investors to lose confidence in our reported financial information. Any such loss of confidence would have a negative effect on the trading price of our common stock.

We are eligible to be treated as an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012, and we cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make our Common Stock less attractive to investors.

We are an “emerging growth company”, as defined in the Jumpstart Our Business Startups Act of 2012, or the JOBS Act. For as long as we continue to be an emerging growth company, we may take advantage of exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. These exemptions include:

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being permitted to provide only two years of audited financial statements, in addition to any required unaudited interim financial statements, with correspondingly reduced “Management’s Discussion and Analysis of Financial Condition and Results of Operations” disclosure;

•	not being required to comply with the auditor attestation requirements in the assessment of our internal control over financial reporting;

•	not being required to comply with any requirement that may be adopted by the Public Company Accounting Oversight Board;

•	reduced disclosure obligations regarding executive compensation; and

•	exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

We have taken advantage of these reduced reporting burdens. In particular, we have provided only two years of audited financial statements and have not included all of the executive compensation related information that would be required if we were not an emerging growth company. Investors may find our Common Stock less attractive if we continue to rely on these exemptions. If some investors find our Common Stock less attractive as a result, there may be a less active trading market for our Common Stock and our stock price may be more volatile. In addition, the JOBS Act provides that an emerging growth company can take advantage of an extended transition period for complying with new or revised accounting standards. This allows an emerging growth company to delay the adoption of these accounting standards until they would otherwise apply to private companies. We have irrevocably elected not to avail ourselves of this exemption and, therefore, we will be subject to the same new or revised accounting standards as other public companies that are not emerging growth companies.

We could be an emerging growth company for up to five years, although circumstances could cause us to lose that status earlier, including if the market value of our Common Stock held by non-affiliates exceeds $700 million as of any June 30 before that time or if we have total annual gross revenue of $1 billion or more during any fiscal year before that time, in which cases we would no longer be an emerging growth company as of the following December 31 or, if we issue more than $1 billion in non-convertible debt during any three-year period before that time, we would cease to be an emerging growth company immediately. Even after we no longer qualify as an emerging growth company, we may still qualify as a “smaller reporting company” if the market value of our Common Stock held by non-affiliates is below $75 million as of June 30 in any given year, which would allow us to take advantage of many of the same exemptions from disclosure requirements, including exemption from the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act and reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements.

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FINRA sales practice requirements may limit a stockholder’s ability to buy and sell our stock.

The Financial Industry Regulatory Authority, or FINRA, has adopted rules requiring that, in recommending an investment to a customer, a broker-dealer must have reasonable grounds for believing that the investment is suitable for that customer. Prior to recommending speculative or low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status, investment objectives and other information. Under interpretations of these rules, FINRA has indicated its belief that there is a high probability that speculative or low-priced securities will not be suitable for at least some customers. If these FINRA requirements are applicable to us or our securities, they may make it more difficult for broker-dealers to recommend that at least some of their customers buy our Common Stock, which may limit the ability of our stockholders to buy and sell our Common Stock and could have an adverse effect on the market for and price of our Common Stock.

The shares of Common Stock issued in the Exchange are “restricted securities” and, as such, may not be sold except in limited circumstances.

None of the shares of Common Stock issued in the Exchange have been registered under the Securities Act of 1933, as amended, or the Securities Act, or registered or qualified under any state securities laws. The shares of Common Stock issued in the Exchange were sold and/or issued pursuant to exemptions contained in and under those laws. Accordingly, such shares of Common Stock are “restricted securities” as defined in Rule 144 under the Securities Act and must, therefore, be held indefinitely unless registered under applicable federal and state securities laws, or an exemption is available from the registration requirements of those laws. The certificates representing the shares of Common Stock issued in the Exchange reflect their restricted status.

Because we became a reporting company under the Exchange Act by means other than a traditional underwritten initial public offering, we may not be able to attract the attention of research analysts at major brokerage firms.

Because we did not become a reporting company by conducting an underwritten initial public offering of our Common Stock, and because we will not be listed on a national securities exchange, security analysts of brokerage firms may not provide coverage of our company. In addition, investment banks may be less likely to agree to underwrite secondary offerings on our behalf than they might if we became a public reporting company by means of an underwritten initial public offering, because they may be less familiar with our company as a result of more limited coverage by analysts and the media, and because we became public at an early stage in our development. The failure to receive research coverage or support in the market for our shares will have an adverse effect on our ability to develop a liquid market for our Common Stock.

We will incur increased costs as a result of being a public company and our management expects to devote substantial time to public company compliance programs.

As a public company, we will incur significant legal, insurance, accounting and other expenses that we did not incur as a private company. In addition, our administrative staff will be required to perform additional tasks. We intend to invest resources to comply with evolving laws, regulations and standards, and this investment will result in increased general and administrative expenses and may divert management’s time and attention from product development activities. If our efforts to comply with new laws, regulations and standards differ from the activities intended by regulatory or governing bodies due to ambiguities related to practice, regulatory authorities may initiate legal proceedings against us and our business may be harmed.

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In addition, in order to comply with the requirements of being a public company, we may need to undertake various actions, including implementing new internal controls and procedures and hiring new accounting or internal audit staff. The Sarbanes-Oxley Act requires that we maintain effective disclosure controls and procedures and internal control over financial reporting. We are continuing to develop and refine our disclosure controls and other procedures that are designed to ensure that information required to be disclosed by us in the reports that we file with the SEC is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms, and that information required to be disclosed in reports under the Securities Exchange Act of 1934 as amended, or the Exchange Act, is accumulated and communicated to our principal executive and financial officers. Any failure to develop or maintain effective controls could adversely affect the results of periodic management evaluations. In the event that we are not able to demonstrate compliance with the Sarbanes-Oxley Act, that our internal control over financial reporting is perceived as inadequate, or that we are unable to produce timely or accurate financial statements, investors may lose confidence in our operating results and the price of our ordinary shares could decline. In addition, if we are unable to continue to meet these requirements, we may not be able to obtain listing on a national securities exchange.

Our management team and board of directors will need to devote significant efforts to maintaining adequate and effective disclosure controls and procedures and internal control over financial reporting in order to comply with applicable regulations, which may include hiring additional legal, financial reporting and other finance and accounting staff and engaging consultants to assist in designing and implementing such procedures. Additionally, any of our efforts to improve our internal controls and design, implement and maintain an adequate system of disclosure controls may not be successful and will require that we expend significant cash and other resources.

Our independent registered public accounting firm will not be required to formally attest to the effectiveness of our internal control over financial reporting until the later of our second annual report or the first annual report required to be filed with the SEC following the date we are no longer an “emerging growth company” as defined in the JOBS Act. We cannot assure you that there will not be material weaknesses or significant deficiencies in our internal controls in the future.

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RISKS RELATING TO DOING BUSINESS IN CHINA

Changes In The Political And Economic Policies Of The PRC Government May Materially And Adversely Affect Our Business, Financial Condition And Results Of Operations And May Result In Our Inability To Sustain Our Growth And Expansion Strategies.

All of our operations are conducted in the PRC and all our revenue is sourced from the PRC. Accordingly, our financial condition and results of operations are affected to a significant extent by economic, political and legal developments in the PRC.

The PRC economy differs from the economies of most developed countries in many respects, including the extent of government involvement, level of development, growth rate, control of foreign exchange and allocation of resources. Although the PRC government has implemented measures emphasizing the utilization of market forces for economic reform, the reduction of state ownership of productive assets, and the establishment of improved corporate governance in business enterprises, a substantial portion of productive assets in China is still owned by the government. In addition, the PRC government continues to play a significant role in regulating industry development by imposing industrial policies. The PRC government also exercises significant control over China’s economic growth by allocating resources, controlling payment of foreign currency-denominated obligations, setting monetary policy, regulating financial services and institutions and providing preferential treatment to particular industries or companies.

While the PRC economy has experienced significant growth in the past three decades, growth has been uneven, both geographically and among various sectors of the economy. The PRC government has implemented various measures to encourage economic growth and guide the allocation of resources. Some of these measures may benefit the overall PRC economy, but may also have a negative effect on us. Our financial condition and results of operation could be materially and adversely affected by government control over capital investments or changes in tax regulations that are applicable to us. In addition, the PRC government has implemented in the past certain measures, including interest rate increases, to control the pace of economic growth. These measures may cause decreased economic activity, which in turn could lead to a reduction in demand for our services and consequently have a material adverse effect on our businesses, financial condition and results of operations.

There Are Uncertainties Regarding The Interpretation And Enforcement Of PRC Laws, Rules And Regulations.

All of our operations are conducted in the PRC, and are governed by PRC laws, rules and regulations. Our PRC subsidiaries are subject to laws, rules and regulations applicable to foreign investment in China. The PRC legal system is a civil law system based on written statutes. Unlike the common law system in the U.S., prior court decisions may be cited for reference, but have limited precedential value.

In 1979, the PRC government began to promulgate a comprehensive system of laws, rules and regulations governing economic matters in general. The overall effect of legislation over the past three decades has significantly enhanced the protections afforded to various forms of foreign investment in China. However, China has not developed a fully integrated legal system, and recently enacted laws, rules and regulations may not sufficiently cover all aspects of economic activities in China or may be subject to significant degrees of interpretation by PRC regulatory agencies. In particular, because these laws, rules and regulations are relatively new, and because of the limited number of published decisions and the nonbinding nature of such decisions, and because the laws, rules and regulations often give the relevant regulator significant discretion in how to enforce them, the interpretation and enforcement of these laws, rules and regulations involve uncertainties and can be inconsistent and unpredictable. In addition, the PRC legal system is based in part on government policies and internal rules, some of which are not published on a timely basis or at all, and which may have a retroactive effect. As a result, we may not be aware of our violation of these policies and rules until after the occurrence of the violation.

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Any administrative and court proceedings in China may be protracted, resulting in substantial costs and diversion of resources and management attention. Since PRC administrative and court authorities have significant discretion in interpreting and implementing statutory and contractual terms, it may be more difficult to evaluate the outcome of administrative and court proceedings and the level of legal protection we enjoy than in more developed legal systems. These uncertainties may impede our ability to enforce the contracts we have entered and could materially and adversely affect our business, financial condition and results of operations.

If The PRC Government Finds That The Contractual Arrangements In Relation To Our Variable Interest Entities Do Not Comply With PRC Governmental Restrictions On Foreign Investment, Or If These Regulations Or The Interpretation Of Existing Regulations Changes In The Future, We Could Be Subject To Penalties Or Be Forced To Relinquish Our Interests In Those Operations.

Foreign ownership of certain types of businesses is subject to restrictions under applicable PRC laws, rules and regulations. All of our revenue during 2017 and 2018, was generated by Century Wanhong’s PRC incorporated variable interest entities. These variable interest entities are owned by PRC citizens who are our founders or senior employees or by PRC entities owned by such PRC citizens, or the variable interest entity equity holders, with whom we have contractual arrangements, or the contractual arrangements. The contractual arrangements give us effective control over each of the variable interest entities and enable us to obtain substantially all the economic benefits arising from the variable interest entities as well as consolidate the financial results of the variable interest entities in our results of operations. Although the structure we have adopted is consistent with longstanding industry practice, and is commonly adopted by comparable companies in China, the PRC government may not agree that these arrangements comply with PRC licensing, registration or other regulatory requirements, with existing policies or with requirements or policies that may be adopted in the future.

It is uncertain whether any new PRC laws, rules or regulations relating to variable interest entity structures will be adopted or if adopted, what they would provide. If we or any of our variable interest entities are found to be in violation of any existing or future PRC laws, rules or regulations, or fail to obtain or maintain any of the required permits or approvals, the relevant PRC regulatory authorities would have broad discretion to take action in dealing with such violations or failures, including revoking the business and operating licenses of our PRC subsidiaries or the variable interest entities, requiring us to discontinue or restrict our operations, restricting our right to collect revenue, blocking one or more of our websites, requiring us to restructure our operations or taking other regulatory or enforcement actions against us. The imposition of any of these measures could result in a material adverse effect on our ability to conduct all or any portion of our business operations. In addition, it is unclear what impact the PRC government actions would have on us and on our ability to consolidate the financial results of any of our variable interest entities in our consolidated financial statements, if the PRC government authorities were to find our legal structure and contractual arrangements to be in violation of PRC laws, rules and regulations. If the imposition of any of these government actions causes us to lose our right to direct the activities of any of our material variable interest entities or otherwise separate from any of these entities and if we are not able to restructure our ownership structure and operations in a satisfactory manner, we would no longer be able to consolidate the financial results of our variable interest entities in our consolidated financial statements. Any of these events would have a material adverse effect on our business, financial condition and results of operations.

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Our Contractual Arrangements May Not Be As Effective In Providing Control Over The Variable Interest Entities As Direct Ownership.

We rely on contractual arrangements with our variable interest entities to operate part of our businesses in China where foreign investment in certain businesses is restricted or prohibited. For a description of these contractual arrangements, see “Business.” These contractual arrangements may not be as effective as direct ownership in providing us with control over our variable interest entities.

If we had direct ownership of the variable interest entities, we could exercise our rights as an equity holder directly to effect changes in the boards of directors of those entities, which could effect changes at the management and operational level. Under our contractual arrangements, we may not be able to directly change the members of the boards of directors of these entities and would have to rely on the variable interest entities and the variable interest entity equity holders to perform their obligations to exercise our control over the variable interest entities. The variable interest entity equity holders may have conflicts of interest with us or our shareholders, and they may not act in the best interests of our company or may not perform their obligations under these contracts. For example, our variable interest entities and their respective equity holders could breach their contractual arrangements with us by, among other things, failing to conduct their operations, including maintaining our websites and using our domain names and trademarks which the relevant variable interest entities have exclusive rights to use, in an acceptable manner or taking other actions that are detrimental to our interests. However, if any equity holder is uncooperative and any dispute relating to these contracts or the replacement of the equity holders remains unresolved, we will have to enforce our rights under the contractual arrangements through the operations of PRC law and arbitral or judicial agencies, which may be costly and time-consuming and will be subject to uncertainties in the PRC legal system. Consequently, the contractual arrangements may not be as effective in ensuring our control over the relevant portion of our business operations as direct ownership.

Any Failure By Our Variable Interest Entities Or Their Equity Holders To Perform Their Obligations Under The Contractual Arrangements Would Have A Material Adverse Effect On Our Business, Financial Condition And Results Of Operations.

If our variable interest entities or their equity holders fail to perform their respective obligations under the contractual arrangements, we may have to incur substantial costs and expend additional resources to enforce such arrangements. Although we have entered into option agreements in relation to each variable interest entity, which provide that we may exercise an option to acquire, or nominate a person to acquire, ownership of the equity in that entity or, in some cases, its assets, to the extent permitted by applicable PRC laws, rules and regulations, the exercise of these options is subject to the review and approval of the relevant PRC governmental authorities. We have also entered into equity pledge agreements with respect to each variable interest entity to secure certain obligations of such variable interest entity or its equity holders to us under the contractual arrangements. However, the enforcement of such agreements through arbitral or judicial agencies may be costly and time-consuming and will be subject to uncertainties in the PRC legal system. Moreover, our remedies under the equity pledge agreements are primarily intended to help us collect debts owed to us by the variable interest entities or the variable interest entity equity holders under the contractual arrangements and may not help us in acquiring the assets or equity of the variable interest entities.

In addition, although the terms of the contractual arrangements provide that they will be binding on the successors of the variable interest entity equity holders, as those successors are not a party to the agreements, it is uncertain whether the successors in case of the death, bankruptcy or divorce of a variable interest entity equity holder will be subject to or will be willing to honor the obligations of such variable interest entity equity holder under the contractual arrangements. If the relevant variable interest entity or its equity holder (or its successor), as applicable, fails to transfer the shares of the variable interest entity according to the respective call option agreement or equity pledge agreement, we would need to enforce our rights under the call option agreement or equity pledge agreement, which may be costly and time-consuming and may not be successful.

The contractual arrangements are governed by PRC law and provide for the resolution of disputes through arbitration or court proceedings in China. Accordingly, these contracts would be interpreted in accordance with PRC law and any disputes would be resolved in accordance with PRC legal procedures. The legal system in the PRC is not as developed as in some other jurisdictions, such as the United States. Moreover, there are very few precedents and little formal guidance as to how contractual arrangements in the context of a variable interest entity should be interpreted or enforced under PRC law, and as a result it may be difficult to predict how an arbitration panel or court would view such contractual arrangements. As a result, uncertainties in the PRC legal system could limit our ability to enforce the contractual arrangements. Under PRC law, if the losing parties fail to carry out the arbitration awards or court judgments within a prescribed time limit, the prevailing parties may only enforce the arbitration awards or court judgments in PRC courts, which would require additional expense and delay. If we cannot enforce the contractual arrangements, we may not be able to exert effective control over the variable interest entities, and our ability to conduct our business, as well as our financial condition and results of operations, may be materially and adversely affected.

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We May Lose The Ability To Use, Or Otherwise Benefit From, The Licenses, Approvals And Assets Held By Our Variable Interest Entities, Which Could Severely Disrupt Our Business, Render Us Unable To Conduct Some Or All Our Business Operations And Constrain Our Growth.

Although the significant majority of our revenues are generated, and the significant majority of our operational assets are held, by our wholly-foreign owned enterprises, which are our subsidiaries, our variable interest entities hold licenses and approvals and assets that are necessary for our business operations, as well as equity interests in a series of our portfolio companies, to which foreign investments are typically restricted or prohibited under applicable PRC law. The contractual arrangements contain terms that specifically obligate variable interest entity equity holders to ensure the valid existence of the variable interest entities and restrict the disposal of material assets of the variable interest entities. However, in the event the variable interest entity equity holders breach the terms of these contractual arrangements and voluntarily liquidate our variable interest entities, or any of our variable interest entities declares bankruptcy and all or part of its assets become subject to liens or rights of third-party creditors, or are otherwise disposed of without our consent, we may be unable to conduct some or all of our business operations or otherwise benefit from the assets held by the variable interest entities, which could have a material adverse effect on our business, financial condition and results of operations. Furthermore, if any of our variable interest entities undergoes a voluntary or involuntary liquidation proceeding, its equity holders or unrelated third-party creditors may claim rights to some or all the assets of such variable interest entity, thereby hindering our ability to operate our business as well as constrain our growth.

The Equity Holders, Directors And Executive Officers Of The Variable Interest Entities, As Well As Our Employees Who Execute Other Strategic Initiatives May Have Potential Conflicts Of Interest With Our Company.

PRC laws provide that a director and an executive officer owes a fiduciary duty to the company he or she directs or manages. The directors and executive officers of the variable interest entities, including Mr. Lu, our founder and executive chairman, must act in good faith and in the best interests of the variable interest entities and must not use their respective positions for personal gain. On the other hand, as a director of our company, Mr. Lu has a duty of care and loyalty to our company and to our shareholders under Nevada law. We control our variable interest entities through contractual arrangements and the business and operations of our variable interest entities are closely integrated with the business and operations of our subsidiaries. Nonetheless, conflicts of interests for these individuals may arise due to dual roles both as directors and executive officers of the variable interest entities and as directors or employees of our Company, and may also arise due to dual roles both as variable interest entity equity holders and as directors or employees of our company.

We cannot assure you that these individuals will always act in the best interests of our Company should any conflicts of interest arise, or that any conflicts of interest will always be resolved in our favor. We also cannot assure you that these individuals will ensure that the variable interest entities will not breach the existing contractual arrangements. If we cannot resolve any such conflicts of interest or any related disputes, we would have to rely on legal proceedings to resolve these disputes and/or take enforcement action under the contractual arrangements. There is substantial uncertainty as to the outcome of any such legal proceedings.

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The Contractual Arrangements With Our Variable Interest Entities May Be Subject To Scrutiny By The PRC Tax Authorities. Any Adjustment Of Related Party Transaction Pricing Could Lead To Additional Taxes, And Therefore Substantially Reduce Our Consolidated Net Income And The Value Of Your Investment.

The tax regime in China is rapidly evolving and there is significant uncertainty for taxpayers in China as PRC tax laws may be interpreted in significantly different ways. The PRC tax authorities may assert that we or our subsidiaries or the variable interest entities or their equity holders owe and/or are required to pay additional taxes on previous or future revenue or income. Under applicable PRC laws, rules and regulations, arrangements and transactions among related parties, such as the contractual arrangements with our variable interest entities, may be subject to audit or challenge by the PRC tax authorities. If the PRC tax authorities determine that any contractual arrangements were not entered into on an arm’s length basis and therefore constitute a favorable transfer pricing, the PRC tax liabilities of the relevant subsidiaries and/or variable interest entities and/or variable interest entity equity holders could be increased, which could increase our overall tax liabilities. In addition, the PRC tax authorities may impose late payment interest. Our net income may be materially reduced if our tax liabilities increase.

If China Does Not Continue Its Policy Of Economic Reforms, It Could, Among Other Things, Result In An Increase In Tariffs And Trade Restrictions On Products We Produce Or Sell Following A Business Combination, Making Our Products Less Attractive And Potentially Reducing Our Revenues And Profits.

China’s government has been reforming its economic system since the late 1970s. The economy of China has historically been a nationalistic, “planned economy,” meaning it has functioned and produced according to governmental plans and pre-set targets or quotas.

However, in recent years, the Chinese government has implemented measures emphasizing the utilization of market forces for economic reform and the reduction of state ownership in business enterprises. Although we believe that the changes adopted by the government of China have had a positive effect on the economic development of China, additional changes still need to be made. For example, a substantial portion of productive assets in China are still owned by the Chinese government. Additionally, the government continues to play a significant role in regulating industrial development. We cannot predict the timing or extent of any future economic reforms that may be proposed, but should they occur, they could reduce our operating flexibility or require us to divert our efforts to products or ventures that are less profitable than those we would elect to pursue on our own.

A recent positive economic change has been China’s entry into the World Trade Organization, the global international organization dealing with the rules of trade between nations. It is believed that China’s entry will ultimately result in a reduction of tariffs for industrial products, a reduction in trade restrictions and an increase in trading with the United States. However, China has not fully complied with all its WTO obligations to date, including fully opening its markets to American goods and easing the current trade imbalance between the two countries. If actions are not taken to rectify these problems, trade relations between the United States and China may be strained, and this may have a negative impact on China’s economy and our business by leading to the imposition of trade barriers on items that incorporate our products, which would reduce our revenues and profits.

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Because Chinese Law Governs Almost All Our Material Agreements, We May Not Be Able To Enforce Our Legal Rights Within China Or Elsewhere That Could Result In A Significant Loss Of Business, Business Opportunities, Or Capital.

Chinese law governs almost all our material agreements. We cannot assure you that we will be able to enforce any of our material agreements or that remedies will be available outside of China. The system of laws and the enforcement of existing laws in China may not be as certain in implementation and interpretation as in the United States. The Chinese judiciary is relatively inexperienced in enforcing corporate and commercial law, leading to a higher than usual degree of uncertainty as to the outcome of any litigation. The inability to enforce or obtain a remedy under any of our future agreements could result in a significant loss of business, business opportunities or capital.

Additionally, substantially all our assets will be located outside of the United States and most of our officers and directors will reside outside of the United States. As a result, it may not be possible for United States investors to enforce their legal rights, to effect service of process upon our directors or officers or to enforce judgments of United States courts predicated upon civil liabilities and criminal penalties of our directors and officers under Federal securities laws. Moreover, we have been advised that China does not have treaties providing for the reciprocal recognition and enforcement of judgments of courts with the United States. Further, it is unclear if extradition treaties now in effect between the United States and China would permit effective enforcement of criminal penalties of the Federal securities laws.

It Will Be Extremely Difficult To Acquire Jurisdiction And Enforce Liabilities Against Our Officers, Directors And Assets Based In China.

Because our officers and directors reside outside of the United States, it may be difficult, if not impossible, to acquire jurisdiction over those persons if a lawsuit is initiated against us and/or our officers and directors by a shareholder or group of shareholders in the United States. Also, because our officers will likely be residing in China at the time such a suit is initiated, achieving service of process against such persons would be extremely difficult. Furthermore, because most our assets are in China, it would also be extremely difficult to access those assets to satisfy an award entered against us in United States court. Moreover, we have been advised that China does not have treaties with the United States providing for the reciprocal recognition and enforcement of judgments of courts.

We May Have Difficulty Establishing Adequate Management, Legal And Financial Controls In China, That Could Impair Our Planning Processes And Make It Difficult To Provide Accurate Reports Of Our Operating Results.

China historically has not followed Western style management and financial reporting concepts and practices, and its access to modern banking, computer and other control systems has been limited. We may have difficulty in hiring and retaining enough qualified employees to work in China in these areas. Because of these factors, we may have trouble in establishing management, legal and financial controls, collecting financial data and preparing financial statements, books of account and corporate records and instituting business practices that meet Western standards, making it difficult for management to forecast its needs and to present the results of our operations accurately.

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Imposition Of Trade Barriers And Taxes May Reduce Our Ability To Do Business Internationally, And The Resulting Loss Of Revenue Could Harm Our Profitability.

We may experience barriers to conducting business and trade in our targeted emerging markets in the form of delayed customs clearances, customs duties and tariffs. In addition, we may be subject to repatriation taxes levied upon the exchange of income from local currency into foreign currency, substantial taxes of profits, revenues, assets and payroll, as well as value-added tax. The markets in which we plan to operate may impose onerous and unpredictable duties, tariffs and taxes on our business and products, and there can be no assurance that this will not reduce the level of sales that we achieve in such markets, which would reduce our revenues and profits.

We May Incur Material Product Liability Claims, That Could Increase Our Costs And Harm Our Financial Condition And Operating Results.

It is possible that widespread product liability claims could increase our costs, and adversely affect our revenues and operating income. Moreover, liability claims arising from a serious adverse event may increase our costs through higher insurance premiums and deductibles, and may make it more difficult to secure adequate insurance coverage in the future. In addition, as we do not maintain product liability insurance, we will be responsible to cover future product liability claims, thereby requiring us to pay substantial monetary damages and adversely affecting our business. We haven’t had any incident that damages were reported and determined to be cause by our products.

Substantially all our assets are in the PRC, and substantially all our revenue comes from PRC sources. Accordingly, our results of operations, financial position and prospects are subject to a significant degree to the economic, political and legal developments of the PRC.

The Chinese Government Exerts Substantial Influence Over The Way We Must Conduct Our Business Activities.

China only recently has permitted provincial and local economic autonomy and private economic activities. The Chinese government has exercised and continues to exercise substantial control over virtually every sector of the Chinese economy through regulation and state ownership. Our ability to operate in China may be harmed by changes in its laws and regulations, including those relating to taxation, import and export tariffs, environmental regulations, land use rights, property and other matters. We believe that our operations in China are in material compliance with all applicable legal and regulatory requirements. However, the central or local governments of the jurisdictions in which we operate may impose new, stricter regulations or interpretations of existing regulations that would require additional expenditures and efforts on our part to ensure our compliance with such regulations or interpretations.

Accordingly, government actions in the future, including any decision not to continue to support recent economic reforms and to return to a more centrally planned economy or regional or local variations in the implementation of economic policies, could have a significant effect on economic conditions in China or regions thereof, and could require us to divest ourselves of any interest we then hold in Chinese properties or joint ventures.

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Future Inflation In China May Inhibit Our Ability To Conduct Business In China.

In recent years, the Chinese economy has experienced periods of rapid expansion and highly fluctuating rates of inflation. During the past ten years, the rate of inflation in China has been as high as 20.7% and as low as -2.2%. These factors have led to the adoption by the Chinese government, from time to time, of various corrective measures designed to restrict the availability of credit or regulate growth and contain inflation. High inflation may in the future cause the Chinese government to impose controls on credit and/or prices, or to take other action, which could inhibit economic activity in China, and thereby harm the market for our products and our company.

PRC Regulations Relating To Investments In Offshore Companies By PRC Residents May Subject Our PRC-Resident Beneficial Owners Or Our PRC Subsidiaries To Liability Or Penalties, Limit Our Ability To Inject Capital Into Our PRC Subsidiaries Or Limit Our PRC Subsidiaries’ Ability To Increase Their Registered Capital Or Distribute Profits.

SAFE promulgated the Circular on Relevant Issues Concerning Foreign Exchange Control on Domestic Residents’ Offshore Investment and Financing and Roundtrip Investment through Special Purpose Vehicles, or SAFE Circular 37, on July 4, 2014, which replaced the former circular commonly known as “SAFE Circular 75” promulgated by SAFE on October 21, 2005. SAFE Circular 37 requires PRC residents to register with local branches of SAFE in connection with their direct establishment or indirect control of an offshore entity, for the purpose of overseas investment and financing, with such PRC residents’ legally owned assets or equity interests in domestic enterprises or offshore assets or interests, referred to in SAFE Circular 37 as a “special purpose vehicle.” SAFE Circular 37 further requires amendment to the registration in the event of any significant changes with respect to the special purpose vehicle, such as increase or decrease of capital contributed by PRC individuals, share transfer or exchange, merger, division or other material event. If a PRC shareholder holding interests in a special purpose vehicle fails to fulfill the required SAFE registration, the PRC subsidiaries of that special purpose vehicle may be prohibited from making profit distributions to the offshore parent and from carrying out subsequent cross-border foreign exchange activities, and the special purpose vehicle may be restricted in its ability to contribute additional capital into its PRC subsidiary. Moreover, failure to comply with the various SAFE registration requirements described above could result in liability under PRC law for evasion of foreign exchange controls.

We have notified substantial beneficial owners of ordinary shares who we know are PRC residents of their filing obligation, and we have periodically filed SAFE Circular 75 reports prior to the promulgation of SAFE Circular 37 on behalf of certain employee shareholders who we know are PRC residents. However, we may not be aware of the identities of all our beneficial owners who are PRC residents. We do not have control over our beneficial owners and cannot assure you that all our PRC-resident beneficial owners will comply with SAFE Circular 37 and subsequent implementation rules. The failure of our beneficial owners who are PRC residents to register or amend their SAFE registrations in a timely manner pursuant to SAFE Circular 37 and subsequent implementation rules, or the failure of future beneficial owners of our company who are PRC residents to comply with the registration procedures set forth in SAFE Circular 37 and subsequent implementation rules, may subject such beneficial owners or our PRC subsidiaries to fines and legal sanctions. Furthermore, since SAFE Circular 37 was recently promulgated and it is unclear how this regulation, and any future regulation concerning offshore or cross-border transactions, will be interpreted, amended and implemented by the relevant PRC government authorities, we cannot predict how these regulations will affect our business operations or future strategy. Failure to register or comply with relevant requirements may also limit our ability to contribute additional capital to our PRC subsidiaries and limit our PRC subsidiaries’ ability to distribute dividends to our company. These risks may have a material adverse effect on our business, financial condition and results of operations.

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The Value Of Our Securities Will Be Affected By The Currency Exchange Rate Between U.S. Dollars And RMB.

The value of our common stock will be affected by the foreign exchange rate between U.S. dollars and RMB, and between those currencies and other currencies in which our sales may be denominated. For example, if we need to convert U.S. dollars into RMB for our operational needs and the RMB appreciates against the U.S. dollar at that time, our financial position, our business, and the price of our common stock may be harmed. Conversely, if we decide to convert our RMB into U.S. dollars for declaring dividends on our common stock or for other business purposes and the U.S. dollar appreciates against the RMB, the U.S. dollar equivalent of our earnings from our subsidiaries in China would be reduced.

Our procurement strategy is to diversify our suppliers both in the PRC and overseas. These transactions are often settled in U.S. dollars or other foreign currency. If the U.S. dollars or other foreign currency appreciate against RMB, our costs will increase. If we cannot pass the resulted cost increase to our customers, our profitability and operating results will suffer. In addition, because our sales to international customers are growing, we are subject to the risk of foreign currency depreciation.

We May Be Exposed To Liabilities Under The Foreign Corrupt Practices Act, And Any Determination That We Violated The Foreign Corrupt Practices Act Could Have A Material Adverse Effect On Our Business.

We are subject to the Foreign Corrupt Practice Act, or the FCPA, and other laws that prohibit improper payments or offers of payments to foreign governments and their officials and political parties by U.S. persons and issuers as defined by the statute, for obtaining or retaining business. We have operations, agreements with third parties and we make sales in China. Our activities in China create the risk of unauthorized payments or offers of payments by the employees, consultants, sales agents or distributors of our Company, even though they may not always be subject to our control. It is our policy to implement safeguards to discourage these practices by our employees. However, our existing safeguards and any future improvements may prove to be less than effective, and the employees, consultants, sales agents or distributors of our Company may engage in conduct for which we might be held responsible. Violations of the FCPA may result in severe criminal or civil sanctions, and we may be subject to other liabilities, which could negatively affect our business, operating results and financial condition. In addition, the U.S. government may seek to hold our Company liable for successor liability FCPA violations committed by companies in which we invest or that we acquire.

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We May Be Treated As A Resident Enterprise For PRC Tax Purposes Under The PRC Enterprise Income Tax Law, And We May Therefore Be Subject To PRC Income Tax On Our Global Income.

Under the PRC Enterprise Income Tax Law and its implementing rules, both of which came into effect on January 1, 2008, enterprises established under the laws of jurisdictions outside of China with “de facto management bodies” located in China may be considered PRC tax resident enterprises for tax purposes and may be subject to the PRC enterprise income tax at the rate of 25% on their global income. “De facto management body” refers to a managing body that exercises substantive and overall management and control over the production and business, personnel, accounting books and assets of an enterprise. The State Administration of Taxation issued the Notice Regarding the Determination of Chinese-Controlled Offshore-Incorporated Enterprises as PRC Tax Resident Enterprises on the Basis of De Facto Management Bodies, or Circular 82, on April 22, 2009. Circular 82 provides certain specific criteria for determining whether the “de facto management body” of a Chinese-controlled offshore-incorporated enterprise is located in China. Although Circular 82 only applies to offshore enterprises controlled by PRC enterprises, not those controlled by foreign enterprises or individuals, the determining criteria set forth in Circular 82 may reflect the State Administration of Taxation’s general position on how the “de facto management body” test should be applied in determining the tax resident status of offshore enterprises, regardless of whether they are controlled by PRC enterprises. Currently, we generate only a small portion of our revenues offshore. However, if this proportion were to increase and if we were to be considered a PRC resident enterprise, we would be subject to PRC enterprise income tax at the rate of 25% on our global income. In such case, our profitability and cash flow may be materially reduced as a result of our global income being taxed under the Enterprise Income Tax Law. We believe that none of our entities outside of China is a PRC resident enterprise for PRC tax purposes. However, the tax resident status of an enterprise is subject to determination by the PRC tax authorities and uncertainties remain with respect to the interpretation of the term “de facto management body.”

Dividends Payable To Our Foreign Investors And Gains On The Sale Of Our Common Stock By Our Foreign Investors May Become Subject To PRC Tax Law.

Under the Enterprise Income Tax Law and its implementation regulations issued by the State Council, a 10% PRC withholding tax is applicable to dividends payable to investors that are non-resident enterprises, which do not have an establishment or place of business in the PRC or which have such establishment or place of business but the dividends are not effectively connected with such establishment or place of business, to the extent such dividends are derived from sources within the PRC. Similarly, any gain realized on the transfer of common stock by such investors is also subject to PRC tax at a current rate of 10%, subject to any reduction or exemption set forth in relevant tax treaties, if such gain is regarded as income derived from sources within the PRC. If we are deemed a PRC resident enterprise, dividends paid on our common stock, and any gain realized from the transfer of our common stock, would be treated as income derived from sources within the PRC and would as a result be subject to PRC taxation. See “Regulation — Regulations on Tax.” Furthermore, if we are deemed a PRC resident enterprise, dividends payable to individual investors who are non-PRC residents and any gain realized on the transfer of common stock by such investors may be subject to PRC tax at a current rate of 20%, subject to any reduction or exemption set forth in applicable tax treaties. It is unclear whether if we or any of our subsidiaries established outside China are considered a PRC resident enterprise, holders of our common stock would be able to claim the benefit of income tax treaties or agreements entered into between China and other countries or areas. If dividends payable to our non-

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PRC investors, or gains from the transfer of our common stock by such investors are subject to PRC tax, the value of your investment in our common stock may decline significantly.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS

You should read the following discussion and analysis of our financial condition and results of operations together with our financial statements and the related notes appearing elsewhere in this document. In addition to historical information, this discussion and analysis contains forward-looking statements that involve risks, uncertainties and assumptions. See “Cautionary Statements Regarding Forward-Looking Statements and Industry Data” for a discussion of the uncertainties and assumptions associated with these statements. Our actual results may differ materially from those discussed below. Factors that could cause or contribute to such differences include, but are not limited to, those identified below, and those discussed in the section titled “Risk Factors.”

As the result of the Exchange and the change in business and operations of the Company, to the business of packaging, distribution and sale of teas and other tea related products, a discussion of the past, pre-Exchange financial results of Jin Wan Hong International Holdings Limited, is not pertinent, and under applicable accounting principles the historical financial results of Jin Wan Hong Industrial, the wholly owned operating subsidiary of Jin Wan Hong International Holdings Limited, the accounting acquirer, prior to the Exchange are considered the historical financial results of the Company.

The following discussion highlights Jin Wan Hong Industrial’s results of operations and the principal factors that have affected our financial condition as well as our liquidity and capital resources for the periods described, and provides information that management believes is relevant for an assessment and understanding of the statements of financial condition and results of operations presented herein. The following discussion and analysis are based on Jin Wan Hong Industrial’s audited financial statements contained in this Current Report, which have prepared in accordance with United States generally accepted accounting principles. You should read this discussion and analysis together with such financial statements and the related notes thereto.

Overview

Jin Wan Hong Industrial was formed under the laws of the People's Republic of China (the "PRC") on December 29, 2015. Jin Wan Hong Industrial is engaged in the packaging, distribution and sale of teas and other tea related products in China. To meet the diversified market needs and provide healthy tea products to its customers, Jin Wan Hong Industrial only purchases tea materials and products from certified tea providers and sells more than seven types of teas and tea products including black tea, green tea, oolong tea, puer tea, white tea, tea beverages, tea set, and other side products.

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Going Concern

The financial statements of Jin Wan Hong Industrial have been prepared assuming it will continue as a going concern. As discussed in this Current Report and in the notes to the Jin Wan Hong Industrial’s financial statements, Jin Wan Hong Industrial has incurred operating losses and had an accumulated deficit of $1,851,922 as of June 30, 2018. These factors, among others, raise substantial doubt about its ability to continue as a going concern. Additionally, its independent registered public accounting firm included an explanatory paragraph in its report for the years ended June 30, 2018 and 2017, regarding concerns about Jin Wan Hong Industrial’s ability to continue as a going concern. Although Management believes that they will ultimately turn the business around and achieve its profitability and generate positive cash flows, there is no assurance that it will achieve profitable operations and become cash flow positive in the near future. Management believes that its capital resources are not currently adequate to continue operating and maintaining its business strategy for a period of twelve months from the issuance date of this report. To financing its operations, management plans to attract debt and equity financing in the capital markets as well as from its related parties. However, there is no assurance that the management's plan will be successfully achieved. If we are unable to turn around the business in a short period of time or unable to raise additional capital or secure additional lending, we may need to curtail or cease its operations. These financial statements do not include any adjustments related to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should we be unable to continue as a going concern.

Critical Accounting Estimates

We regularly evaluate the accounting estimates we use to prepare our financial statements. A complete summary of these policies is included in the Notes to our audited financial statements. In general, management’s estimates are based on historical experience, on information from third party professionals, and on various other assumptions that are believed to be reasonable under the facts and circumstances. Actual results could differ from those estimates made by management. We believe Note 3 to our consolidated financial statements sets forth our significant accounting policies.

Financial Overview

For the year ended June 30, 2018, Jin Wan Hong Industrial generated revenues of $2,935,065, an increase of $768,639 from 2017 revenues.  Most of this was due to an increase in sales.  Also, in 2018 our operating net loss increased from a loss of $810,927 in 2017 to a net loss of $838,722 in 2018. This was primarily a result of an increase in general and administrative expenses and impact of change in foreign currency exchange rate. After foreign currency translation adjustment, our comprehensive loss in 2018 was $745,618, compared to $904,565 in 2017, a decrease of $159,038.

JOBS Act

On April 5, 2012, the JOBS Act was enacted. Section 107 of the JOBS Act provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended (the Securities Act), for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We have elected to use the extended transition period for complying with new or revised accounting standards under Section 102(b)(1) of the JOBS Act. This election allows us to delay the adoption of new or revised accounting standards that have different effective dates for public and private companies until those standards apply to private companies. As a result of this election, our financial statements may not be comparable to companies that comply with public company effective dates.

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We are in the process of evaluating the benefits of relying on other exemptions and reduced reporting requirements provided by the JOBS Act. Subject to certain conditions set forth in the JOBS Act, as an “emerging growth company,” we intend to rely on certain of these exemptions, including without limitation, (i) providing an auditor’s attestation report on our system of internal controls over financial reporting pursuant to Section 404(b) of the Sarbanes-Oxley Act and (ii) complying with any requirement that may be adopted by the PCAOB regarding mandatory audit firm rotation or a supplement to the auditor’s report providing additional information about the audit and the financial statements, known as the auditor discussion and analysis. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year in which we have total annual gross revenues of $1 billion or more; (ii) the last day of our fiscal year following the fifth anniversary of the date of the completion of the Exchange; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission.

Results of Operations

Comparison of the Year Ended June 30, 2018 and the Year Ended June 30, 2017

Revenues

Revenues were $2,935,065 for the year ended June 30, 2018, compared to $2,166,426 for the year ended June 30, 2017. The increase in revenue was $768,639, representing a 35% increase. The increase in revenue during the year ended June 30, 2018 was mainly due to increasing sales of compact tea products and brick tea products.

Cost of Revenues

Cost of Revenues for the year ended June 30, 2018 were $2,202,122 as compared to $1,564,994 for the year ended June 30, 2017, an increase of $637,128. The increase in cost of revenue was due to increasing in sales of compact and brick tea products.

Gross Profit

As a result, gross profit increased from $601,432 for the year ended June 30, 2017 to $732,943 for the year ended June 30, 2018, an increase of $131,511. The increase in gross profit was due to increased sales of compact and brick tea products.

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Selling Expenses

Selling Expenses for the year ended June 30, 2018 were $215,524 as compared to $256,173 for the year ended June 30, 2017, a decrease of $40,649. The decrease was due to a decrease of promotional expenses.

General and Administrative Expenses

General and Administrative Expenses for the year ended June 30, 2018 were $1,144,295 as compared to $843,549 for the year ended June 30, 2017, an increase of $300,746. The increase was due to an increase in legal, consulting fees and other service fees.

Comprehensive Loss

Comprehensive Loss for the year ended June 30, 2018 was ($745,618) as compared to ($904,565) for the year ended June 30, 2017, a decrease of $158,947. The decrease was due to a foreign currency translation adjustment of $93,104 for the year ended June 30, 2018 and an adjustment of ($93,638) during the year ended June 30, 2017. The foreign currency translation adjustment was due to volatile of foreign exchange rate.

Liquidity and Capital Resources

As of June 30, 2018, our total assets were $4,463,470. As of June 30, 2017, our total assets were $6,272,007. The decrease of assets was mainly due to decrease of cash and equivalents, accounts receivable and amounts due from related parties. As of June 30, 2018, our total liabilities were $1,879,231. As of June 30, 2017, our total liabilities were $2,942,150. The decrease of liabilities was mainly due to a decrease of accounts payable to related party and advances from customers.

As of June 30, 2018, stockholders’ equity was $2,584,239. As of June 30, 2017, stockholders’ equity was $3,329,857. The decrease was mainly due to an increase of accumulated deficit.

The Company has accumulated a deficit of $(1,851,922) as of June 30, 2018, and further losses are anticipated in the development of its business. Accordingly, there is substantial doubt about the Company’s ability to continue as a going concern.

The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and, or, obtaining the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they come due. Management intends to finance operating costs over the next twelve months with sales, loans from directors and, or, the private placement of common stock.

Management anticipates that the Company will be dependent, for the near future, on additional investment capital to fund operating expenses The Company intends to position itself so that it may be able to raise additional funds through the capital markets. In light of management’s efforts, there are no assurances that the Company will be successful in this or any of its endeavors or become financially viable and continue as a going concern.

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Cash Flows from Operating Activities

For the fiscal year ended June 30, 2018, net cash flows used in operating activities was $531,263, compared to net cash flows generated by operating activities of $625,408 for the fiscal year ended June 30, 2017, a decrease of $1,156,671. The change was mainly due to an increase in accounts payable-related party, and a decrease in advance from customers.

Cash Flows from Investing Activities

The Company used $49,980 in cash to acquire intangible assets for the fiscal year ended June 30, 2018, and used $56,888 to acquire fixed assets for the fiscal year ended June 30 2017.

Cash Flows from Financing Activities

For the fiscal year ended June 30, 2018, net cash provided by financing activities was $294,297, For the fiscal year ended June 30, 2017, net cash used by financing activities was ($269,872). The increase of $564,169 of net cash provided by financing activities was mainly due to increase in amount due to related party.

Cash and Cash Equivalents at End of Year

Cash and cash equivalents at the end of fiscal year 2018 was $46,653. Cash and cash equivalents at the end of fiscal year 2017 was $321,253. The decrease of $274,600 was mainly due to increase in net cash used in operating activities.

Quantitative and Qualitative Disclosures about Market Risk

Not applicable.

DESCRIPTION OF PROPERTIES

The Company owns no properties and leases several properties. Jin Wan Hong Industrial leases its principal corporate offices which are located at –5th Fl Section 1 Building B Qifeng Digi-tech Park Longgang District Shenzhen Guangdong, China. These offices consist of approximately 3,000 square feet of office space, 4,000 square feet of warehouse, and 10,000 square feet of packing and assembling space that we lease on a 6-year contract starting in October 2016, at a monthly cost of $6,190 (exchange rate 1USD:6.865RMB). The rent will increase up to 20% of the original cost after October 2019, until October 2022, according to the lease. The lessor is Shenzhen Qifeng Logistic Chain Service Co., Ltd. Our executive offices are located at Room 1101, Block E, Guang Hua Yuan, 2031 Bin He Nan Road FuTian District, Shenzhen City, China. These offices are provided, rent free, by our President and Director, Mr. Lu.

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MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Our Common Stock is quoted on the OTC Pink Open Market, under the symbol “JWHI.” As of the date of this Report, the Company had approximately six shareholders of record of its common stock.

Dividends

The Company has not declared cash dividends on its common stock since its inception, and the Company does not anticipate paying any dividends in the foreseeable future.

Securities Authorized for Issuance under Equity Compensation Plans

On October 26, 2018, the Board of Directors of the Company approved the creation of the Jin Wan Hong International Holdings Limited 2018 Equity Incentive Plan (the “Plan”), which the Majority Stockholders approved on October 29, 2018. The maximum number of shares of common stock that may be issued under the Plan is 5,000,000. No shares have been issued under the Plan.

Shares Eligible for Future Sale

Prior to the Exchange, there has been a limited public market for our Common Stock. Future sales of our Common Stock, in the public market after the Exchange, or the perception that those sales may occur, could cause the prevailing price for our Common Stock to fall or impair our ability to raise equity capital in the future. As described below, only a limited number of shares of our Common Stock will be available for sale in the public market for a period of several months after consummation of the Exchange due to legal restrictions on resale described below. Future sales of our Common Stock in the public market either before (to the extent permitted) or after restrictions lapse, or the perception that those sales may occur, could adversely affect the prevailing price of our Common Stock at such time and our ability to raise equity capital at a time and price we deem appropriate.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT

The following table sets forth certain information relating to the beneficial ownership of our common stock as of the date of this Report by:

•	each person, or group of affiliated persons, known by us to beneficially own more than five percent of the outstanding shares of our common stock;

•	each of our directors;

•	each of our named executive officers; and

•	all directors and executive officers as a group.

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The number of shares beneficially owned by each entity, person, director or executive officer is determined in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or dispositive power as well as any shares that the individual has the right to acquire within 60 days of the date of this report through the exercise of any stock option, warrants or other rights. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and dispositive power with respect to all shares of common stock held by that person.

The percentage of shares beneficially owned is computed on the basis of 75,100,000 shares of our common stock outstanding as of the date of this Report, after giving effect to the Exchange.

Unless otherwise noted below, the address of the persons listed on the table is c/o the Company.

Named Executives Officers and Directors	Number of Shares Beneficially Owned	Percent of Class
Shufeng Lu (1)	40,200,000	53.5%
Teng Fei Ma (2)	0	0

All Executive Officers and Directors as a group (2 persons)	40,200,000	53.5%

5% Shareholders
Chong Yu Ho (3)	30,150,000	40.1%
Jin Wan Hong (Cayman) International Holdings Ltd. (4)	30,150,000	40.1%
Tea Mountain Investment (BVI) Co. Ltd. (5)	33,500,000	44.6%

(1)

Shu Feng Lu is the President and Director of the Company. The number of shares beneficially owned includes: (i) 6,700,000 shares held in the name of Shu Feng Lu, and (ii) 33,500,000 shares of common stock in Tea Mountain Investment (BVI) Co. Ltd. Mr. Lu is the sole officer, director and shareholder of in Tea Mountain Investment (BVI) Co. Ltd. and in such capacity holds voting and dispositive power over the securities held by such entity. Does not include shares held by Chong Yu Ho.

(2)	Teng Fei Ma is the CEO and CFO of the Company.

(3)

Represents shares held by Jin Wan Hong (Cayman) International Holdings Ltd. Chong Yu Ho is the sole officer, director and shareholder of Jin Wan Hong (Cayman) International Holdings Ltd. and in such capacity holds voting and dispositive power over the securities held by such entity. Chong Yu Ho is the wife of Shu Feng Lu the President and Director of the Company. The address of Chong Yu Ho is No. 82 Ren’an, Unit 5, Ren’an Village, Gongguan Township, Miaoli County, Taiwan.

(4)	Address for Jin Wan Hong (Cayman) International Holdings Ltd. is Sertus Chambers, Governors Square, Suite # 5-204, 23 Lime Tree Bay Avenue, P.O. Box 2547, Grand Cayman, KY-1-1104, Cayman Islands.

(5)	Address for Tea Mountain Investment (BVI) Co. Ltd. is Sertus Chambers, P.O. Box 905, Quastisky Building, Road Town, Tortola, British Virgin Islands

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DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

Directors and Executive Officers

The name, age and titles of our officers and directors are as follows:

Name and Address of Executive Officer and/or Director	Age	Position
Shu Feng Lu	44	President, Director, and Chairman of the Board

Teng Fei Ma	28	CEO, CFO, Secretary, and Treasurer

Director Independence

At this time, there a no independent directors. We are not currently subject to listing requirements of any national securities exchange or inter-dealer quotation system which has requirements that a majority of the board of directors be “independent” and, as a result, we are not at this time required to have our Board of Directors comprised of a majority of “independent directors.”

Family Relationships

There are no family relationships among our Directors or executive officers.

Involvement in Certain Legal Proceedings

To our knowledge, our directors and executive officers have not been involved in any of the following events during the past ten years:

a) any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

b) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

c) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

d) being found by a court of competent jurisdiction in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

e) being subject of, or a party to, any federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

f) being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Board Committees

Currently, the Board does not have any audit, nominating or compensation committees, or committees performing similar functions.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the total compensation paid or accrued by us during the fiscal year ended June 30th, 2018 to (i) all individuals that served as our principal executive officer or acted in a similar capacity for us at any time during the fiscal year ended June 30, 2018; (ii) all individuals that served as our principal financial officer or acted in a similar capacity for us at any time during the fiscal year ended June 30, 2018; and (iii) all individuals that served as executive officers of ours at any time during the fiscal year ended June 30, 2018 that received annual compensation during the fiscal year ended June 30, 2018 in excess of $100,000.

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Change in pension value and nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)

Shu Feng Lu (President)	2018	0	0	0	0	0	0	0	0
	2017	0	0	0	0	0	0	0	0

Teng Fei Ma (CEO, CFO)	2018	0	0	0	0	0	0	0	0
	2017	0	0	0	0	0	0	0	0

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Employment Agreements

There are currently no employment agreements. The Company in the future may enter into such agreements.

Director Compensation

Directors are not compensated for serving on the Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain Relationships and Related Transactions

Shufeng Lu, President and Director of the Company, is also the owner of 95% of the equity interests of Century Wanhong, and prior to the closing of the Exchange, along with his wife Chung Yu Ho, was the owner of 95% of the equity of Jin Wan (BVI).

Shufeng Lu loaned a total $2,753,095 (exchange rate 1USD:6.865RMB) to Jin Wan Hong Industrial through June, 2019. The loans bear no interest and are due on demand.

For further information on related party transactions please see “NOTE 8 – RELATED PARTY TRANSACTIONS AND BALANCES” in the footnotes to the financial statements attached hereto as exhibit 99.01.

DESCRIPTION OF SECURITIES

Our authorized capital stock consists of 200,000,000 shares of common stock, par value $0.001 per share, and 20,000,000 shares of Preferred Stock of which 5,000,000 are designated as Series A Preferred Stock.

Common Stock

Of the authorized common stock, 75,100,000 shares are outstanding as of immediately after the closing of the Exchange and after giving effect to the shares issued to the former Jin Wan (BVI) shareholders as a result of the Exchange. The holders of our common stock are entitled to receive dividends from our funds legally available therefor only when, as and if declared by our Board, and are entitled to share ratably in all of our assets available for distribution to holders of our common stock upon the liquidation, dissolution or winding-up of our affairs. Holders of our common stock do not have any preemptive, subscription, redemption or conversion rights. Holders of our common stock are entitled to one vote per share on all matters which they are entitled to vote upon at meetings of stockholders or upon actions taken by written consent pursuant to Nevada corporate law. The holders of our common stock do not have cumulative voting rights, which mean that the holders of a plurality of the outstanding shares can elect all of our directors. All of the shares of our common stock currently issued and outstanding are fully-paid and nonassessable. No dividends have been paid to holders of our common stock since our incorporation, and no cash dividends are anticipated to be declared or paid in the reasonably foreseeable future.

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Series A Preferred Stock

There are no shares of Preferred Stock outstanding. Out of the 20,000,000 shares of Preferred Stock authorized, 5,000,000 have been designated as Series A Preferred Stock. The rights, preferences and designations of the Series A Preferred Stock are set forth in the Certificate of Designation for the Series A Preferred Stock annexed hereto.

A summary of the material rights, preferences and designations of the Series A Preferred Stock are set forth below:

•	The holders of the Series A Preferred Stock shall be entitled to receive Common Stock dividends when, as, if and in the amount declared by the directors of the Company to be paid in cash or in the then current market value of the Company’s common stock.

•	On any matter presented to the stockholders of the Company for their action or consideration at any meeting of stockholders of the Company (or by written consent of stockholders in lieu of meeting), each holder of outstanding shares of Series A Preferred Stock shall be entitled to cast the number of votes equal to the number of Series A Preferred Stock held by such holder as of the record date for determining stockholders entitled to vote on such matter multiplied by ten (10). Except as provided by law or by the other provisions of the Articles of Incorporation, holders of Series A Preferred Stock shall vote together with the holders of Common Stock as a single class.

•	Each share of Series A Preferred Stock shall be convertible, at the option of the holder(s), into ten (10) shares of the Company’s Common Stock. Such right to convert shall commence as of the original issuance date of such share of Series A Preferred Stock and shall continue thereafter for a period of five years.

The foregoing summary of the terms of the material rights, preferences and designations of the Series A Preferred Stock is subject to, and qualified in its entirety, by the Certificate of Designation for the Series A Preferred Stock.

LEGAL PROCEEDINGS

From time to time, we may become involved in various lawsuits and legal proceedings which arise in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm business.

We are currently not aware of any pending legal proceedings to which we are a party or of which any of our property is the subject, nor are we aware of any such proceedings that are contemplated by any governmental authority.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

Nevada law and certain provisions of our bylaws under certain circumstances provide for indemnification of our officers, directors and controlling persons against liabilities which they may incur in such capacities. A summary of the circumstances in which such indemnification is provided for is contained herein, but this description is qualified in its entirety by reference to our bylaws and to the statutory provisions.

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In general, any officer, director, employee or agent may be indemnified against expenses, fines, settlements or judgments arising in connection with a legal proceeding to which such person is a party, if that person’s actions were in good faith, were believed to be in our best interest, and were not unlawful. Unless such person is successful upon the merits in such an action, indemnification may be awarded only after a determination by independent decision of our Board, by legal counsel, or by a vote of the stockholders, that the applicable standard of conduct was met by the person to be indemnified.

The circumstances under which indemnification is granted in connection with an action brought on our behalf is generally the same as those set forth above; however, with respect to such actions, indemnification is granted only with respect to expenses actually incurred in connection with the defense or settlement of the action. In such actions, the person to be indemnified must have acted in good faith and in a manner believed to have been in our best interest, and have not been adjudged liable for negligence or misconduct.

Indemnification may also be granted pursuant to the terms of agreements which may be entered into in the future or pursuant to a vote of stockholders or directors. The statutory provision cited above also grants the power to us to purchase and maintain insurance which protects our officers and directors against any liabilities incurred in connection with their service in such a position, and such a policy may be obtained by us.

A stockholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions. At present, there is no pending litigation or proceeding involving any of our directors, officers or employees regarding which indemnification is sought, nor are we aware of any threatened litigation that may result in claims for indemnification.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that, in the opinion of the SEC, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Securities Issued in Connection with the Exchange

On July 15, 2019, pursuant to the terms of the Share Exchange Agreement the Company issued an aggregate of 67,000,000 shares of its common stock to the shareholders of Jin Wan (BVI) in exchange for all of the equity interests of Jin Wan (BVI). These transactions were exempt from registration under Section 4(a)(2) of the Securities Act as not involving any public offering. None of the securities were sold through an underwriter and, accordingly, there were no underwriting discounts or commissions involved.

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ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

The information regarding change of control in connection with the Exchange set forth in Item 2.01, “Completion of Acquisition or Disposition of Assets” is incorporated herein by reference.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS.

Prior to the Exchange, we were a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, or the Exchange Act). As a result of the Exchange, we have ceased to be a “shell company”. The information contained in this Report, together with the information contained in our Annual Report on Form 10-K for the fiscal year ended May 31, 2018, and our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as filed with the SEC, and as disclosed in the Section “SUBSEQUENT 8-K; FORM 10 INFORMATION” will constitute the current “Form 10 information” necessary to satisfy the conditions contained in Rule 144(i)(2) under the Securities Act of 1933, as amended, or the Securities Act.

Although this Current Report on Form 8-K includes the audited financial statements and accompanying footnotes and the related Management’s Discussion and Analysis of Financial Condition and Result of Operations (“MD&A”) of Jin Wan Hong Industrial for the two years ended June 30, 2017 and June 30, 2018, due to unanticipated and unintended delays this Super 8-K does not include the financial statements and footnotes thereto and related MD&A disclosure of Jin Wan Hong Industrial for the year ended June 30, 2019. We are however, working diligently to finalize such items and intend to as soon as reasonably possible file the same with the SEC in an amendment to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired. As a result of its acquisition of Jin Wan (BVI) as described in Item 2.01, the Registrant is filing herewith Jin Wan Hong Industrial’s audited financial statements as of and for the fiscal years ended June 30, 2018 and 2017 as Exhibit 99.1 to this current report.

(c) Shell Company Transactions. Reference is made to Items 9.01(a) and the exhibits referred to therein, which are incorporated herein by reference.

(d) Exhibits.

The following documents are filed as Exhibits:

Exhibit	Description
10.01	Letter of Authorization from Shufeng Lu to Shenzhen Qianhai Jin Wan Hong Industrial Co. Ltd. dated July 1, 2016. (Translated)
10.02	Lease Agreement between Shenzhen Qifeng Logistic Chain Service Co., Ltd. and Shenzhen Qianhai Jin Wan Hong Industrial Co., Ltd. dated October 17, 2016. (Translated)
10.03	Power of Attorney dated March 13, 2019 by Shufeng Lu. (Translated)
10.04	Power of Attorney dated March 13, 2019 by Xiaoyang Zhang. (Translated)
10.05

Exclusive Management Consulting and Service Agreement dated March 13, 2019 between Shenzhen Qianhai Jinwanhong Holdings Ltd., Century Wanhong (Shenzhen) Holdings Ltd., Shufeng Lu; and Xiaoyang Zhang. (Translated)

10.06	Exclusive Pledge Contract dated March 13, 2019 between Shenzhen Qianhai Jinwanhong Holdings Co., Ltd., Shufeng Lu; and Xiaoyang Zhang. (Translated)
10.07	Exclusive Option Agreement dated March 13, 2019 between Shenzhen Qianhai Jinwanhong Holdings Co., Ltd., Shufeng Lu; and Xiaoyang Zhang. (Translated)
99.01	Financial Statements (and Footnotes) of Shenzhen Qianhai Jin Wan Hong Industrial Co., Ltd. for the two years ended June 30, 2017 and June 30, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Jin Wan Hong International Holdings Limited

Date: July 18, 2019	By:	/s/ Teng Fei Ma
Teng Fei Ma
CEO, CFO

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